Exhibit 99.2

	First-Quarter 2017 Detailed Supplemental Information

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	5,121	5,348	6,415	6,809	23,693	7,518				7,518
Equity in earnings (losses) of affiliates	(149)	80	(60)	181	52	200				200
Gain on dispositions	23	128	51	158	360	22				22
Other income	20	19	110	106	255	31				31
Total Revenues and Other Income	5,015	5,575	6,516	7,254	24,360	7,771				7,771

Costs and Expenses
Purchased commodities	2,225	2,002	2,819	2,948	9,994	3,191				3,191
Production and operating expenses	1,354	1,445	1,526	1,342	5,667	1,298				1,298
Selling, general and administrative expenses	186	167	203	167	723	157				157
Exploration expenses	505	610	457	343	1,915	258				258
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979				1,979
Impairments	136	62	123	(182)	139	175				175
Taxes other than income taxes	180	197	161	201	739	231				231
Accretion on discounted liabilities	109	112	108	96	425	95				95
Interest and debt expense	281	312	335	317	1,245	315				315
Foreign currency transaction (gains) losses	16	(17)	13	(31)	(19)	10				10
Total Costs and Expenses	7,239	7,219	8,170	7,262	29,890	7,709				7,709
Income (loss) before income taxes	(2,224)	(1,644)	(1,654)	(8)	(5,530)	62				62
Income tax provision (benefit)	(768)	(586)	(628)	11	(1,971)	(728)				(728)
Net Income (Loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	790				790
Less: net income attributable to noncontrolling interests	(13)	(13)	(14)	(16)	(56)	(13)				(13)
Net Income (Loss) Attributable to ConocoPhillips	(1,469)	(1,071)	(1,040)	(35)	(3,615)	777				777

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.62				0.62
Diluted	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.62				0.62

Average Common Shares Outstanding (in thousands)
Basic	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,243,280				1,243,280
Diluted	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,249,188				1,249,188

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	(52)	98	36	179	261	6				6

Lower 48	(1,279)	(1,213)	(767)	(327)	(3,586)	(268)				(268)

Canada	(418)	(238)	(442)	(220)	(1,318)	(87)				(87)

Europe and North Africa	(146)	14	(9)	488	347	533				533

Asia Pacific and Middle East	89	157	19	305	570	392				392

Other International	(32)	(38)	(62)	77	(55)	(68)				(68)

Corporate and Other	(386)	(424)	(429)	(510)	(1,749)	(446)				(446)

Consolidated	(2,224)	(1,644)	(1,654)	(8)	(5,530)	62				62

EFFECTIVE INCOME TAX RATES

Alaska*	96.4%	-50.1%	-64.0%	35.7%	-22.5%	295.2%				295.2%

Lower 48	35.8%	36.5%	36.0%	46.4%	37.0%	36.1%				36.1%

Canada	29.8%	26.3%	28.9%	30.9%	29.1%	1193.9%				1193.9%

Europe and North Africa	65.3%	-41.6%	1930.7%	46.4%	-13.3%	67.8%				67.8%

Asia Pacific and Middle East	90.8%	46.1%	478.6%	20.0%	53.6%	36.6%				36.6%

Other International	24.3%	24.3%	23.2%	-10.8%	71.3%	29.6%				29.6%

Corporate and Other	29.1%	21.2%	24.7%	22.1%	24.1%	22.0%				22.0%

Consolidated	34.5%	35.6%	38.0%	-113.2%	35.6%	-1178.7%				-1178.7%
*Alaska including taxes other than income taxes.	61.2%	15.5%	36.4%	55.2%	38.5%	111.9%				111.9%

1 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(2)	147	59	115	319	(11)				(11)

Lower 48	(820)	(771)	(491)	(175)	(2,257)	(171)				(171)

Canada	(294)	(175)	(314)	(152)	(935)	948				948

Europe and North Africa	(51)	20	163	262	394	171				171

Asia Pacific and Middle East	(5)	72	(87)	229	209	236				236

Other International	(24)	(29)	(47)	84	(16)	(48)				(48)

Corporate and Other	(273)	(335)	(323)	(398)	(1,329)	(348)				(348)

Consolidated	(1,469)	(1,071)	(1,040)	(35)	(3,615)	777				777

SPECIAL ITEMS

Alaska	-	93	(6)	(1)	86	(110)				(110)

Lower 48	(172)	(148)	(88)	44	(364)	-				-

Canada	-	-	(30)	(51)	(81)	977				977

Europe and North Africa	(60)	-	160	180	280	-				-

Asia Pacific and Middle East	-	-	(174)	47	(127)	-				-

Other International	-	-	-	138	138	(28)				(28)

Corporate and Other	(58)	(31)	(76)	(74)	(239)	(43)				(43)

Consolidated	(290)	(86)	(214)	283	(307)	796				796
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	(2)	54	65	116	233	99				99

Lower 48	(648)	(623)	(403)	(219)	(1,893)	(171)				(171)

Canada	(294)	(175)	(284)	(101)	(854)	(29)				(29)

Europe and North Africa	9	20	3	82	114	171				171

Asia Pacific and Middle East	(5)	72	87	182	336	236				236

Other International	(24)	(29)	(47)	(54)	(154)	(20)				(20)

Corporate and Other	(215)	(304)	(247)	(324)	(1,090)	(305)				(305)

Consolidated	(1,179)	(985)	(826)	(318)	(3,308)	(19)				(19)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	96.4%	-28.5%	-41.6%	35.9%	-7.7%	44.9%				44.9%

Lower 48	36.0%	35.6%	36.1%	36.6%	36.0%	36.1%				36.1%

Canada	29.8%	26.3%	27.9%	32.7%	28.8%	50.9%				50.9%

Europe and North Africa	135.4%	-41.6%	136.9%	54.1%	28.3%	67.8%				67.8%

Asia Pacific and Middle East	90.8%	46.1%	47.2%	35.5%	47.4%	36.6%				36.6%

Other International	24.3%	24.3%	23.2%	23.3%	23.6%	20.4%				20.4%

Corporate and Other	28.8%	20.0%	21.8%	19.6%	22.2%	21.1%				21.1%

Consolidated	33.6%	31.0%	30.7%	0.4%	29.9%	101.7%				101.7%

2 of 8

	2016					2017
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	-	-	(10)	(2)	(12)	-				-
Gain (loss) on asset sales	-	56	-	-	56	-				-
Impairments	-	-	-	-	-	(174)				(174)
Subtotal before income taxes	-	56	(10)	(2)	44	(174)				(174)
Income tax provision (benefit)*	-	(37)	(4)	(1)	(42)	(64)				(64)
Total	-	93	(6)	(1)	86	(110)				(110)

Lower 48
Restructuring	-	-	(35)	(4)	(39)	-				-
Impairments	(266)	(246)	-	(69)	(581)	-				-
Rig termination	-	-	(134)	-	(134)	-				-
Pending claims and settlements	-	-	33	-	33	-				-
Minnesota iron ore reversionary interest	-	-	-	92	92	-				-
Subtotal before income taxes	(266)	(246)	(136)	19	(629)	-				-
Income tax provision (benefit)*	(94)	(98)	(48)	(25)	(265)	-				-
Total	(172)	(148)	(88)	44	(364)	-				-

Canada
Gain (loss) on asset sales	-	-	37	-	37	-				-
Impairments	-	-	(57)	(70)	(127)	-				-
Restructuring	-	-	(28)	-	(28)	(27)				(27)
Subtotal before income taxes	-	-	(48)	(70)	(118)	(27)				(27)
Income tax provision (benefit)**	-	-	(18)	(19)	(37)	(1,004)				(1,004)
Total	-	-	(30)	(51)	(81)	977				977

Europe and North Africa
Restructuring	-	-	(2)	(1)	(3)	-				-
Impairments	(119)	-	-	311	192	-				-
Subtotal before income taxes	(119)	-	(2)	310	189	-				-
Income tax provision (benefit)***	(59)	-	(162)	130	(91)	-				-
Total	(60)	-	160	180	280	-				-

Asia Pacific and Middle East
APLNG tax functional currency change	-	-	(174)	-	(174)	-				-
Subtotal before income taxes	-	-	(174)	-	(174)	-				-
Income tax provision (benefit)****	-	-	-	(47)	(47)	-				-
Total	-	-	(174)	47	(127)	-				-

Other International
Gain (loss) on asset sales	-	-	-	146	146	-				-
Rig termination	-	-	-	-	-	(43)				(43)
Subtotal before income taxes	-	-	-	146	146	(43)				(43)
Income tax provision (benefit)	-	-	-	8	8	(15)				(15)
Total	-	-	-	138	138	(28)				(28)

Corporate and Other
Restructuring	-	-	(70)	(6)	(76)	-				-
Pension settlement expense	(83)	(45)	(23)	(52)	(203)	(60)				(60)
Impairments	-	-	-	(50)	(50)	-				-
Pending claims and settlements	-	-	(20)	-	(20)	-				-
Subtotal before income taxes	(83)	(45)	(113)	(108)	(349)	(60)				(60)
Income tax provision (benefit)	(25)	(14)	(37)	(34)	(110)	(17)				(17)
Total	(58)	(31)	(76)	(74)	(239)	(43)				(43)

Total Company	(290)	(86)	(214)	283	(307)	796				796
*Includes deferred tax adjustment in 2Q 2016.
**Includes tax adjustment related to Canadian disposition in 1Q 2017.
***Includes international tax law change for 3Q 2016 in Europe and North Africa.
****Includes Malaysia deferred tax recognition in 4Q 2016.

3 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	790				790
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979				1,979
Impairments	136	62	123	(182)	139	175				175
Dry hole costs and leasehold impairments	360	463	187	174	1,184	113				113
Accretion on discounted liabilities	109	112	108	96	425	95				95
Deferred taxes	(827)	(630)	(695)	(69)	(2,221)	(1,212)				(1,212)
Distributions received greater than equity losses
(undistributed equity earnings)	252	(30)	192	(115)	299	(43)				(43)
Gain on dispositions	(23)	(128)	(51)	(158)	(360)	(22)				(22)
Other	(126)	109	(33)	(35)	(85)	(47)				(47)
Net working capital changes	(251)	30	50	(310)	(481)	(38)				(38)
Net Cash Provided by Operating Activities	421	1,259	1,280	1,443	4,403	1,790				1,790

Cash Flows from Investing Activities
Capital expenditures and investments	(1,821)	(1,133)	(916)	(999)	(4,869)	(948)				(948)
Working capital changes associated with investing activities	(134)	(229)	(38)	70	(331)	(44)				(44)
Proceeds from asset dispositions	135	228	56	867	1,286	35				35
Net sales (purchases) of short-term investments	(302)	(990)	1,063	178	(51)	(203)				(203)
Long-term collections from (advances to)
related parties and other investments	57	2	110	(63)	106	186				186
Net Cash Provided by (Used in) Investing Activities	(2,065)	(2,122)	275	53	(3,859)	(974)				(974)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	4,530	(763)	(12)	(1,412)	2,343	(839)				(839)
Issuance of company common stock	(42)	(3)	(7)	(11)	(63)	(46)				(46)
Repurchase of company common stock	-	-	-	(126)	(126)	(112)				(112)
Dividends paid	(313)	(313)	(314)	(313)	(1,253)	(331)				(331)
Other	(38)	(41)	(14)	(44)	(137)	(16)				(16)
Net Cash Provided by (Used in) Financing Activities	4,137	(1,120)	(347)	(1,906)	764	(1,344)				(1,344)

Effect of Exchange Rate Changes	5	(20)	19	(70)	(66)	27				27

Net Change in Cash and Cash Equivalents	2,498	(2,003)	1,227	(480)	1,242	(501)				(501)
Cash and cash equivalents at beginning of period	2,368	4,866	2,863	4,090	2,368	3,610				3,610
Cash and Cash Equivalents at End of Period	4,866	2,863	4,090	3,610	3,610	3,109				3,109

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	320	183	199	181	883	228				228

Lower 48	580	237	175	270	1,262	325				325

Canada	254	214	85	145	698	62				62

Europe and North Africa	303	271	227	219	1,020	200				200

Asia Pacific and Middle East	306	179	215	138	838	109				109

Other International	41	37	3	23	104	5				5

Corporate and Other	17	12	12	23	64	19				19
Total Capital Expenditures and Investments	1,821	1,133	916	999	4,869	948				948

4 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,578	1,546	1,557	1,596	1,569	1,593				1,593

Crude Oil (MBD)
Consolidated operations	605	577	571	582	584	588				588
Equity affiliates	12	15	15	14	14	13				13
Total	617	592	586	596	598	601				601
Over (under) lifting of crude oil (MBD)	37	(8)	45	(30)	11	36				36

NGL (MBD)
Consolidated operations	139	137	140	133	137	127				127
Equity affiliates	7	8	8	10	8	7				7
Total	146	145	148	143	145	134				134

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52				52
Equity affiliates	139	141	152	163	148	171				171
Total	166	160	193	213	183	223				223

Natural Gas (MMCFD)
Consolidated operations	3,096	2,991	2,829	2,916	2,958	2,874				2,874
Equity affiliates	799	902	948	947	899	935				935
Total	3,895	3,893	3,777	3,863	3,857	3,809				3,809

Industry Prices
Crude Oil ($/BBL)
WTI	33.27	45.48	44.88	49.18	43.20	51.83				51.83
WCS	19.03	32.18	31.38	34.85	29.36	37.25				37.25
Brent dated	33.89	45.57	45.85	49.46	43.69	53.78				53.78
JCC ($/BBL)	45.97	33.09	41.30	46.14	41.63	47.21				47.21
Natural Gas ($/MMBTU)
Henry Hub first of month	2.09	1.95	2.81	2.98	2.46	3.32				3.32

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86				50.86
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58				55.58
Total	31.47	42.72	43.21	47.05	40.86	50.97				50.97

NGL ($/BBL)
Consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81				23.81
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20				43.20
Total	12.30	16.55	16.18	21.82	16.68	24.87				24.87

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63				15.63
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63				23.63
Total	1.74	18.11	17.82	21.64	15.27	21.56				21.56

Natural Gas ($/MCF)
Consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78				3.78
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00				4.00
Total	2.99	2.49	3.05	3.44	3.00	3.84				3.84

Exploration Expenses ($ Millions)
Dry holes	180	249	163	126	718	101				101
Leasehold impairment	180	214	24	48	466	12				12
Total noncash expenses	360	463	187	174	1,184	113				113
Other (G&A, G&G and lease rentals)	145	147	270	169	731	145				145
Total exploration expenses	505	610	457	343	1,915	258				258

U.S. exploration expenses	443	559	199	76	1,277	134				134
International exploration expenses	62	51	258	267	638	124				124

DD&A ($ Millions)
Alaska	207	235	214	211	867	234				234
Lower 48	1,048	1,148	1,152	861	4,209	819				819
Canada	191	203	275	218	887	196				196
Europe and North Africa	378	320	373	342	1,413	346				346
Asia Pacific and Middle East	399	399	386	378	1,562	350				350
Other International	-	-	-	1	1	-				-
Corporate and Other	24	24	25	50	123	34				34
Total DD&A	2,247	2,329	2,425	2,061	9,062	1,979				1,979

5 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	170	163	148	170	163	175				175
Lower 48	202	206	195	176	195	176				176
Canada	8	8	7	6	7	6				6
Norway	95	78	98	99	93	103				103
United Kingdom	30	27	23	29	27	28				28
Libya	-	-	-	9	2	9				9
Europe and North Africa	125	105	121	137	122	140				140
Australia/Timor-Leste	7	8	10	7	8	7				7
China	45	42	40	37	41	41				41
Indonesia	10	8	9	5	8	2				2
Malaysia	38	37	41	44	40	41				41
Equity affiliates	12	15	15	14	14	13				13
AP/ME	112	110	115	107	111	104				104
Total	617	592	586	596	598	601				601

NGL (MBD)
Alaska	14	11	11	15	12	15				15
Lower 48	86	90	92	83	88	75				75
Canada	25	22	23	21	23	23				23
Norway	3	2	3	3	3	4				4
United Kingdom	4	4	3	4	4	5				5
Europe and North Africa	7	6	6	7	7	9				9
Australia/Timor-Leste	4	5	7	5	5	5				5
Indonesia	3	3	1	2	2	-				-
Equity affiliates	7	8	8	10	8	7				7
AP/ME	14	16	16	17	15	12				12
Total	146	145	148	143	145	134				134

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52				52
Equity affiliates	139	141	152	163	148	171				171
Total	166	160	193	213	183	223				223

Natural Gas (MMCFD)
Alaska	38	27	18	16	25	7				7
Lower 48	1,216	1,244	1,224	1,192	1,219	1,116				1,116
Canada	566	532	517	483	524	488				488
Norway	174	133	127	183	154	213				213
United Kingdom	332	324	230	333	305	328				328
Libya	1	1	1	2	1	3				3
Europe and North Africa	507	458	358	518	460	544				544
Australia/Timor-Leste	309	312	260	274	289	284				284
China	1	1	1	-	1	-				-
Indonesia	445	382	399	344	393	327				327
Malaysia	14	35	52	89	47	108				108
Equity affiliates	799	902	948	947	899	935				935
AP/ME	1,568	1,632	1,660	1,654	1,629	1,654				1,654
Total	3,895	3,893	3,777	3,863	3,857	3,809				3,809

Total (MBOED)
Alaska	191	179	162	187	179	191				191
Lower 48	491	503	491	458	486	437				437
Consolidated operations	154	138	157	158	152	162				162
Equity affiliates	139	141	152	163	148	171				171
Canada	293	279	309	321	300	333				333
Norway	127	102	122	133	121	143				143
United Kingdom	89	85	65	88	82	88				88
Libya	-	-	-	9	2	9				9
Europe and North Africa	216	187	187	230	205	240				240
Australia/Timor-Leste	63	65	60	58	61	59				59
China	45	42	40	37	41	41				41
Indonesia	87	75	77	64	76	57				57
Malaysia	40	43	50	59	48	59				59
Equity affiliates	152	173	181	182	173	176				176
AP/ME	387	398	408	400	399	392				392
Total	1,578	1,546	1,557	1,596	1,569	1,593				1,593

6 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	32.54	44.39	43.43	48.15	41.93	52.09				52.09
Lower 48	27.04	39.50	40.09	44.15	37.49	45.89				45.89
Canada	26.11	37.70	37.50	41.50	35.25	43.82				43.82
Norway	35.15	45.90	47.00	49.15	44.09	54.14				54.14
United Kingdom	36.19	45.06	44.91	48.17	42.14	50.09				50.09
Libya	-	-	-	-	-	52.98				52.98
Europe and North Africa	35.47	45.77	46.59	48.93	43.66	53.34				53.34
Australia/Timor-Leste	36.86	47.21	46.19	48.54	44.06	53.85				53.85
China	27.29	38.26	39.83	45.19	37.64	50.31				50.31
Indonesia	32.70	44.82	41.98	37.18	39.08	42.45				42.45
Malaysia	37.87	49.15	48.46	52.52	47.06	58.13				58.13
AP/ME	33.11	43.55	44.27	48.40	42.23	53.74				53.74
Total consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86				50.86
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58				55.58
Total	31.47	42.72	43.21	47.05	40.86	50.97				50.97

NGL ($/BBL)
Consolidated operations
Lower 48	9.45	14.59	14.57	18.83	14.34	22.07				22.07
Canada	11.69	13.70	14.99	19.52	14.82	21.32				21.32
Norway	17.32	19.20	19.08	22.52	19.57	31.77				31.77
United Kingdom	19.65	22.96	22.77	28.79	23.96	30.32				30.32
Europe and North Africa	18.78	22.16	21.38	26.95	22.62	31.21				31.21
Australia/Timor-Leste	28.94	29.81	26.16	35.85	29.69	42.96				42.96
Indonesia	25.46	29.43	24.36	30.04	27.36	-				-
AP/ME	27.62	29.67	25.84	34.30	29.00	42.96				42.96
Total consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81				23.81
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20				43.20
Total	12.30	16.55	16.18	21.82	16.68	24.87				24.87

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63				15.63
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63				23.63
Total	1.74	18.11	17.82	21.64	15.27	21.56				21.56

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.84	4.82	6.95	5.38	5.22	3.53				3.53
Lower 48	1.80	1.70	2.59	2.72	2.20	2.83				2.83
Canada	1.20	0.95	1.71	2.18	1.49	1.95				1.95
Norway	4.03	3.22	3.54	4.59	3.92	5.52				5.52
United Kingdom	5.55	4.74	4.50	5.50	5.12	6.07				6.07
Libya	-	-	-	-	-	-				-
Europe and North Africa	5.03	4.30	4.13	5.17	4.71	5.86				5.86
Australia/Timor-Leste*	0.59	0.56	0.47	0.56	0.54	0.57				0.57
China	2.38	2.38	2.34	2.30	2.36	-				-
Indonesia	4.47	5.18	5.61	5.77	5.22	6.52				6.52
Malaysia	1.54	2.38	2.33	2.74	2.48	2.82				2.82
AP/ME	4.24	3.96	4.42	4.62	4.31	4.96				4.96
Total consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78				3.78
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00				4.00
Total	2.99	2.49	3.05	3.44	3.00	3.84				3.84
*Excludes transfers to Darwin LNG plant.

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	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(273)	(335)	(323)	(398)	(1,329)	(348)				(348)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(222)	(234)	(258)	(266)	(980)	(253)				(253)
Corporate G&A expenses	(85)	(72)	(54)	(78)	(289)	(93)				(93)
Technology*	21	1	44	(16)	50	9				9
Other	13	(30)	(55)	(38)	(110)	(11)				(11)
Total	(273)	(335)	(323)	(398)	(1,329)	(348)				(348)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(321)	(355)	(377)	(349)	(1,402)	(340)				(340)
Capitalized interest	40	43	42	32	157	25				25
Interest revenue	8	14	21	3	46	11				11
Total	(273)	(298)	(314)	(314)	(1,199)	(304)				(304)

Debt
Total debt ($ Millions)	29,455	28,677	28,689	27,275	27,275	26,435				26,435
Debt-to-capital ratio (%)	43%	43%	44%	44%	44%	42%				42%

Equity ($ Millions)	39,407	37,831	36,456	35,226	35,226	35,792				35,792

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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